================================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) June 30, 1997



                      IRVINE APARTMENT COMMUNITIES, INC.
                      IRVINE APARTMENT COMMUNITIES, L.P.
            (Exact Name of Registrant as Specified in Its Charter)





     Maryland                1-12478                      33-0698698
     Delaware                0-22569                      33-0587829
(State of Incorporation) (Commission File Number)     (I.R.S. Employer
                                                    Identification Number)




    550 Newport Center Drive, Suite 300, Newport Beach, California      92660
          (Address of principal executive offices)                   (Zip Code)




       Registrant's telephone number, including area code: (714) 720-5500





================================================================================

ITEM 2.  ACQUISITION OF ASSETS


Irvine Apartment Communities, L.P. is a Delaware limited partnership (the "Operating Partnership"). As of March 31, 1997, Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owned a 45.1% general partnership interest in and was the sole general partner of the Operating Partnership.

On June 30, 1997, the Operating Partnership purchased a 923-unit apartment community (the "Property") located in La Jolla, California from AOKI Construction (CA) Co., Ltd. (the "Seller") for $127.0 million. $118.0 million of the purchase price was funded by borrowings under the Operating Partnership's $250 million unsecured line of credit wherein Bank of America is lead agent with seven other banks. The balance of the purchase price was paid in cash. Neither the Operating Partnership, the Company, any subsidiary of the Company, any subsidiary of the Operating Partnership nor any director or officer of the Company was affiliated with or had a material relationship with the Seller.

The Property was completed in 1992 and is situated on 15.5 acres. It includes a mix of studio, one-, two-, and three-bedroom apartment units in 13 three- and four-story buildings built over seven garage structures. Amenities include four swimming pools and spas and a 10,000 square-foot clubhouse with fitness club, aerobics studio and recreation center. The physical occupancy rate of the Property was approximately 92% and average rental revenue per occupied unit was approximately $1,200 at June 30, 1997. The Company intends to continue operating the Property and to fund in cash from continuing operations $4.0 million to $5.0 million to replace carpeting, windows and cabinet doors, repaint the Property's exterior, renovate the leasing office and clubhouse, upgrade the landscaping, improve the Property's water proofing and make certain other improvements.

The Property is located in an area within the county of San Diego known as the Golden Triangle which is comprised of portions of three communities: University Towne Center, La Jolla and University City. The Golden Triangle area and nearby Sorrento Valley are large employment bases for the bioscience and telecommunications industries, which are experiencing rapid growth. The Golden Triangle area contains twelve apartment communities, excluding the Property, consisting of approximately 6,400 rental units.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a. Pro forma financial information -

            Irvine Apartment Communities, Inc.
               -  Pro Forma Consolidated Balance Sheet as of March 31, 1997    1

               -  Pro Forma Consolidated Statement of Operations for the
                  three months ended March 31, 1997                            2

               -  Pro Forma Consolidated Statement of Operations for the year
                  ended December 31, 1996                                      3

            Irvine Apartment Communities, L.P.
               -  Pro Forma Consolidated Balance Sheet as of March 31, 1997    4

               -  Pro Forma Consolidated Statement of Operations for the
                  three months ended March 31, 1997                            5

               -  Pro Forma Consolidated Statement of Operations for the year
                  ended December 31, 1996                                      6

            Notes to Pro Forma Consolidated Financial Statements               7

         b.  Financial statements of the Property -

             -  Independent Accountants' Report                              9
             -  Statements of Revenues and Certain Operating Expenses for
                the three months ended March 31, 1997 (unaudited) and the
                year ended December 31, 1996                                10
             -  Notes to Financial Statements                               11

         Signatures                                                         12

         Exhibits -

             -  Exhibit 23.1--Independent Accountants' Consent              13

                       Irvine Apartment Communities, Inc.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1997




(unaudited, in thousands, except per share amounts)                           Historical           Acquisition           Pro Forma
---------------------------------------------------                          -----------         --------------         -----------

ASSETS
Real estate assets, at cost
   Land                                                                      $   178,808         $    23,075            $   201,883
   Buildings and improvements                                                    868,352             104,363                972,715
                                                                             -----------         -----------            -----------
                                                                               1,047,160             127,438 (a)          1,174,598
   Accumulated depreciation                                                     (225,890)                                  (225,890)
                                                                             -----------         -----------            -----------
                                                                                 821,270             127,438                948,708
   Under development, including land                                              74,925                                     74,925
                                                                             -----------         -----------            -----------
                                                                                 896,195             127,438              1,023,633
Cash and cash equivalents                                                         30,283              (8,388)(b)             21,895
Restricted cash                                                                    1,459                                      1,459
Deferred financing costs, net                                                     19,537                                     19,537
Other assets                                                                      13,287                  18 (c)             13,305
                                                                             -----------         -----------            -----------
                                                                             $   960,761         $   119,068            $ 1,079,829
                                                                             ===========         ===========            ===========

LIABILITIES
Mortgages and notes payable
   Line of credit                                                                                   $118,000 (d)        $   118,000
   Tax-exempt mortgage bond financings                                       $   328,372                                    328,372
   Conventional mortgage financings                                              134,150                                    134,150
   Mortgage notes payable to The Irvine Company                                   51,023                                     51,023
   Tax-exempt assessment district debt                                            21,793                                     21,793
                                                                             -----------         -----------            -----------
                                                                                 535,338             118,000                653,338
Accounts payable and accrued liabilities                                          22,355                 550 (e)             22,905
Security deposits                                                                  6,412                 518 (f)              6,930
                                                                             -----------         -----------            -----------
                                                                                 564,105             119,068                683,173
MINORITY INTEREST                                                                186,362                                    186,362
Shareholders' Equity
Preferred stock, par value $1.00 per share; 10,000 shares authorized;
   no shares issued or outstanding
Common stock, par value $0.01 per share; 150,000 shares authorized;
   19,783 shares issued and outstanding                                              198                                        198
Excess stock, par value $0.01 per share; 160,000 shares authorized;
   no shares issued or outstanding
Additional paid-in capital                                                       233,048                                    233,048
Retained earnings (deficit)                                                      (22,952)                                   (22,952)
                                                                             -----------         -----------            -----------
                                                                                 210,294                                    210,294
                                                                             -----------         -----------            -----------
                                                                             $   960,761         $   119,068            $ 1,079,829
                                                                             ===========         ===========            ===========


See accompanying notes.

                       Irvine Apartment Communities, Inc.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1997




(unaudited, in thousands, except per share amounts)      Historical        Acquisition    Pro Forma
                                                         ----------        -----------    ---------

REVENUES
Rental income                                             $42,092          $2,992 (g)       $45,084
Other income                                                  940              44 (g)           984
Interest income                                               248                               248
                                                          -------          ------           -------
                                                           43,280           3,036            46,316
                                                          -------          ------           -------

EXPENSES
Property expenses                                           9,186             591 (h)         9,777
Real estate taxes                                           3,465             356 (i)         3,821
Property management fees                                    1,215              60 (j)         1,275
Interest expense, net                                       6,861           1,973 (k)         8,834
Amortization of deferred financing costs                      649                               649
Depreciation and amortization                               6,751             697 (l)         7,448
General and administrative                                  1,634                             1,634
                                                          -------          ------           -------
                                                           29,761           3,677            33,438
                                                          -------          ------           -------

INCOME BEFORE MINORITY INTEREST IN INCOME                  13,519            (641)           12,878
Minority interest in income                                 7,408            (351)(m)         7,057
                                                          -------          ------           -------
NET INCOME                                                 $6,111           ($290)           $5,821
                                                          =======          ======           =======

SHARE DATA:
Weighted average number of shares outstanding              19,096                            19,096
Net income per share                                        $0.32                             $0.30
Cash distributions declared and paid per share             $0.365                            $0.365
                                                          =======                           =======


See accompanying notes.

                       Irvine Apartment Communities, Inc.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996




(unaudited, in thousands, except per share amounts        Historical      Acquisition         Pro Forma
                                                          ----------      -----------         ---------

REVENUES
Rental income                                             $154,925        $11,591  (g)        $166,516
Other income                                                 3,162            173  (g)           3,335
Interest income                                                611                                 611
                                                          --------        -------             --------
                                                           158,698         11,764              170,462
                                                          --------        -------             --------

EXPENSES
Property expenses                                           33,859          2,176  (h)          36,035
Real estate taxes                                           13,496          1,422  (i)          14,918
Property management fees                                     4,502            240  (j)           4,742
Interest expense, net                                       29,506          7,891  (k)          37,397
Amortization of deferred financing costs                     2,627                               2,627
Depreciation and amortization                               27,239          2,786  (l)          30,025
General and administrative                                   6,277                               6,277
                                                          --------        -------             --------
                                                           117,506         14,515              132,021
                                                          --------        -------             --------

INCOME BEFORE MINORITY INTEREST IN INCOME                   41,192         (2,751)              38,441
Minority interest in income                                 22,446         (1,500) (m)          20,946
                                                          --------        -------             --------
NET INCOME                                                 $18,746        ($1,251)             $17,495
                                                          ========        =======             ========

SHARE DATA:
Weighted average number of shares outstanding               17,732                              17,732
Net income per share                                         $1.06                               $0.99
Cash distributions declared and paid per share              $1.440                              $1.440
                                                          ========                            ========



See accompanying notes.

                       Irvine Apartment Communities, L.P.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1997




(unaudited, in thousands)                     Historical   Acquisition          Pro Forma
                                              ----------   ------------        ----------

ASSETS
Real estate assets, at cost
   Land                                        $178,808      $23,075             $201,883
   Buildings and improvements                   868,352      104,363              972,715
                                               --------     --------           ----------
                                              1,047,160      127,438 (a)        1,174,598
   Accumulated depreciation                    (225,890)                         (225,890)
                                               --------     --------           ----------
                                                821,270      127,438              948,708
   Under development, including land             74,925                            74,925
                                               --------     --------           ----------
                                                896,195      127,438            1,023,633
Cash and cash equivalents                        30,283       (8,388)(b)           21,895
Restricted cash                                   1,459                             1,459
Deferred financing costs, net                    19,537                            19,537
Other assets                                     13,287           18 (c)           13,305
                                               --------     --------           ----------
                                               $960,761     $119,068           $1,079,829
                                               ========     ========           ==========

LIABILITIES
Mortgages and notes payable
   Line of credit                                           $118,000 (d)         $118,000
   Tax-exempt mortgage bond financings         $328,372                           328,372
   Conventional mortgage financings             134,150                           134,150
   Mortgage notes payable to The Irvine
     Company                                     51,023                            51,023
   Tax-exempt assessment district debt           21,793                            21,793
                                               --------     --------           ----------
                                                535,338      118,000              653,338
Accounts payable and accrued liabilities         22,355          550 (e)           22,905
Security deposits                                 6,412          518 (f)            6,930
                                               --------     --------           ----------
                                                564,105      119,068              683,173

PARTNERS' CAPITAL
   43,864 partnership units outstanding
   General partner, 19,783 partnership units    210,294                           210,294
   Limited partners, 24,081 partnership units   186,362                           186,362
                                               --------     --------           ----------
                                                396,656                           396,656
                                               --------     --------           ----------
                                               $960,761     $119,068           $1,079,829
                                               ========     ========           ==========


See accompanying notes.

                       Irvine Apartment Communities, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1997




(unaudited, in thousands, except per unit amounts)    Historical     Acquisition    Pro Forma
                                                      ----------     -----------    ---------

REVENUES
Rental income                                           $42,092        $2,992  (g)   $45,084
Other income                                                940            44  (g)       984
Interest income                                             248                          248
                                                        -------        ------        -------
                                                         43,280         3,036         46,316
                                                        -------        ------        -------

EXPENSES
Property expenses                                         9,186           591  (h)     9,777
Real estate taxes                                         3,465           356  (i)     3,821
Property management fees                                  1,215            60  (j)     1,275
Interest expense, net                                     6,861         1,973  (k)     8,834
Amortization of deferred financing costs                    649                          649
Depreciation and amortization                             6,751           697  (l)     7,448
General and administrative                                1,634                        1,634
                                                        -------        ------        -------
                                                         29,761         3,677         33,438
                                                        -------        ------        -------
NET INCOME                                              $13,519         ($641)       $12,878
                                                        =======        ======        =======

ALLOCATION OF NET INCOME (LOSS):
 General partner                                         $6,111         ($290)        $5,821
 Limited partners                                        $7,408         ($351)        $7,057

UNIT DATA:
Weighted average number of units outstanding             42,230                       42,230
Net income per unit                                       $0.32                        $0.30
Cash distributions declared and paid per unit            $0.365                       $0.365
                                                        =======                       =======


See accompanying notes.

                       Irvine Apartment Communities, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996




(unaudited, in thousands, except per unit amounts)   Historical         Acquisition       Pro Forma
                                                     ----------         -----------       ---------

REVENUES
Rental income                                         $154,925           $11,591 (g)       $166,516
Other income                                             3,162               173 (g)          3,335
Interest income                                            611                                  611
                                                      --------           -------           --------
                                                       158,698            11,764            170,462
                                                      --------           -------           --------

EXPENSES
Property expenses                                       33,859             2,176 (h)         36,035
Real estate taxes                                       13,496             1,422 (i)         14,918
Property management fees                                 4,502               240 (j)          4,742
Interest expense, net                                   29,506             7,891 (k)         37,397
Amortization of deferred financing costs                 2,627                                2,627
Depreciation and amortization                           27,239             2,786 (l)         30,025
General and administrative                               6,277                                6,277
                                                      --------           -------           --------
                                                       117,506            14,515            132,021
                                                      --------           -------           --------
NET INCOME                                             $41,192           ($2,751)           $38,441
                                                      ========           =======           ========

ALLOCATION OF NET INCOME (LOSS):
 General partner                                       $18,746           ($1,251)           $17,495
 Limited partner                                       $22,446           ($1,500)           $20,946

UNIT DATA:
Weighted average number of units outstanding            38,953                               38,953
Net income per unit                                      $1.06                                $0.99
Cash distributions declared and paid per unit           $1.440                               $1.440
                                                      ========                             ========


See accompanying notes.

                    Irvine Apartment Communities, Inc. and
                      Irvine Apartment Communities, L.P.
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                            (Dollars in Thousands)
                                 (Unaudited)


1.    BASIS OF PRESENTATION

     Irvine Apartment Communities, L.P. (the "Operating Partnership") acquired a 923-unit apartment community (the "Property") located in La Jolla, California on June 30, 1997. As of March 31, 1997, Irvine Apartment Communities, Inc. (the "Company"), owned a 45.1% general partnership interest in and was the sole general partner of the Operating Partnership.

     The pro forma consolidated financial statements of the Company and the Operating Partnership are unaudited and have been prepared based on the historical financial statements of the Company and the Operating Partnership as of March 31, 1997 and for the three months then ended and the year ended December 31, 1996.

     The unaudited pro forma consolidated balance sheets as of March 31, 1997 are based on the unaudited historical financial statements of the Company and the Operating Partnership and have been prepared as if the acquisition of the Property (referred to as the "Acquisition Transaction") had occurred as of March 31, 1997. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 1997 have been prepared based on the historical operations of the Company and Operating Partnership for such period as if the Acquisition Transaction occurred at the beginning of the period presented. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 have been prepared based on the historical operations of the Company and the Operating Partnership for 1996 as if the Acquisition Transaction occurred as of January 1, 1996. In management's opinion, all adjustments necessary to reflect the effect of the Acquisition Transaction have been made.

     The pro forma information is not necessarily indicative of what the Company's and the Operating Partnership's financial condition or results of operations would have been if the Acquisition Transaction had occurred at the beginning of the periods presented, nor does it purport to project the Company's and the Operating Partnership's financial position or results of operations at any future date or for any future period. In addition, the historical operating results for the three months ended March 31, 1997 are not necessarily indicative of the results to be obtained by the Company and the Operating Partnership for the year ending December 31, 1997. The following information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and all of the financial statements in the Company's annual report on Form 10-K, the Operating Partnership's Registration Statement on Form 10 and quarterly filings with the Securities and Exchange Commission.

2.   PRO FORMA ADJUSTMENTS

(a) Increase in real estate assets results from the purchase of the Property for $127,000 and related closing and preacquisition costs of $438.

(b) Decrease in cash and cash equivalents reflects the cash used to fund a portion of the purchase price of the Property.

(c) Increase in other assets results from prepaid costs of $18 related to the Property at the time of acquisition.

(d) Increase in the line of credit reflects the use of the Operating Partnership's unsecured line of credit to fund a portion of the purchase price of the Property.

(e) Increase in accounts payable and accrued liabilities results from unearned rent of $130 and accrued preacquisition costs of $420 related to the Property at the time of acquisition.

(f) Increase in security deposits related to the Property at the time of the acquisition.

(g) Increase in rental income and other income reflects the operations of the Property for the period indicated.

(h) Increase in property expenses reflects the operations of the Property reduced for the estimated savings in property and liability insurance expense in the amount of $134 for the year ended December 31, 1996 and $16 for the three months ended March 31, 1997. It is the opinion of management that the Property is adequately covered by insurance.

(i) Increase in real estate taxes based on an estimated increase in the assessed value of the Property resulting from the purchase. The estimated assessed value is $127,000 with an effective annual tax rate of 1.12%.

(j) Increase in property management fees based on the negotiated independent third party property management contract for the Property in the amount of $20,000 per month.

(k) Reflects additional interest expense associated with borrowings used to finance the acquisition, calculated based on the interest rate in effect at the time of the borrowing of 6.69%. A .125% change in the interest rate of the variable rate borrowings used to finance the acquisition would change pro forma interest expense by $147 for the year ended December 31, 1996 and $37 for the three months ended March 31, 1997.

(l)  Represents additional depreciation computed on a straight line basis using
     (1) estimated remaining useful life of 40 years and the depreciable cost basis of the Property ($102,863, excluding land and personal property) and
     (2) estimated seven year useful life for the related personal property ($1,500).

(m) Represents the portion of all preceding pro forma adjustments attributable to the minority interests in the Operating Partnership based on an average ownership interest in the Company of 54.51% for the year ended December 31, 1996 and 54.80% for the three months ended March 31, 1997.

3.   ACQUISITION CONSIDERATIONS

     In assessing the Property, the Company's and the Operating Partnership's management considered the existing leases, which are the primary source of revenue, the occupancy rates, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying pro forma consolidated balance sheets as of March 31, 1997, pro forma consolidated statements of operations for the three months ended March 31, 1997 and the pro forma consolidated statements of operations for the year ended December 31, 1996 to be misleading.

INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Directors and Stockholders
Irvine Apartment Communities, Inc.:

We have audited the accompanying statement of revenues and certain operating expenses of Renaissance Villas (the "Property") for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Irvine Apartment Communities, Inc. and Irvine Apartment Communities, L.P. (described in Note 1) and is not intended to be a complete presentation of the Property's revenues and operating expenses.

In our opinion, the financial statement presents fairly, in all material respects, the statement of revenues and certain operating expenses of the Property for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Los Angeles, California
June 18, 1997

                               Renaissance Villas

             STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES




                                           Three Months Ended       Year Ended
(in thousands)                               March 31, 1997      December 31, 1996
                                           ------------------    -----------------
                                              (unaudited)
REVENUES
Rental income                                    $2,992              $11,591
Other income                                         44                  173
                                                 ------              -------
                                                  3,036               11,764
                                                 ------              -------

CERTAIN OPERATING EXPENSES
Property expenses                                   607                2,310
Real estate taxes                                   238                  901
Property management fees                            129                  402
                                                 ------              -------
                                                    974                3,613
                                                 ------              -------

NET INCOME                                       $2,062               $8,151
                                                 ======              =======


See accompanying notes.

                              Renaissance Villas
                        NOTES TO FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

The Property, a luxury apartment community consisting of 923 units, common area improvements, recreational facilities, and amenities located in La Jolla, California, is in the process of being sold by AOKI Construction (CA) Co., Ltd., a California corporation ("ACCA"), to Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Operating Partnership"). Irvine Apartment Communities, Inc., a Maryland corporation, owns a 45.1% general partnership interest in and is the sole general partner of the Operating Partnership. Prior to April 7, 1997, ACCA was a 99.5% general partner and AOKI Pacific Corporation ("APC") was a .5% general partner in Renaissance Villas Associates, a California general partnership (the "Partnership"). On April 7, 1997, APC assigned its interest in the Partnership to ACCA, thus making ACCA the sole remaining partner.

Interest, depreciation and amortization not directly related to the future operations of the Property have been excluded from the statement of revenues and certain operating expenses in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. ACCA and APC are not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

The unaudited statement of revenues and certain operating expenses for the three months ended March 31, 1997 has been prepared in accordance with the Partnership's accounting policies applied to the year ended December 31, 1996. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain operating expenses of the Property for the three months ended March 31, 1997 have been included. The results of operations for this interim period are not necessarily indicative of the results for the full year.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
Apartment units are leased for terms of one year or less. Rental revenue is recognized on an accrual basis.

REPAIR AND MAINTENANCE
Recurring repair and maintenance costs are expensed as incurred.

                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IRVINE APARTMENT COMMUNITIES, INC.



Date:   July 22, 1997                   By:  /s/  SHAWN HOWIE
                                           -------------------------------------
                                                  Shawn Howie
                                           Vice President, Corporate Finance
                                           and Controller





                                        IRVINE APARTMENT COMMUNITIES, L.P.

                                        By: Irvine Apartment Communities, Inc.,
                                            its sole general partner



Date:   July 22, 1997                   By:  /s/   SHAWN HOWIE
                                           -------------------------------------
                                                   Shawn Howie
                                           Vice President, Corporate Finance
                                           and Controller


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